Filed Pursuant to Rule 497

NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 21 dated March 14, 2018

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. (the “Company”) dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017, Supplement No. 3, dated July 26, 2017, Supplement No. 4, dated August 23, 2017, Supplement No. 5, dated September 13, 2017, Supplement No. 6, dated October 20, 2017, Supplement No. 7, dated October 23, 2017, Supplement No. 8, dated November 15, 2017, Supplement No. 9, dated November 22, 2017, Supplement No. 10, dated November 29, 2017, Supplement No. 11, dated November 30, 2017, Supplement No. 12, dated December 6, 2017, Supplement No. 13, dated December 13, 2017, Supplement No. 14, dated December 20, 2017, Supplement No. 15, dated December 28, 2017, Supplement No. 16, dated January 4, 2018, Supplement No. 17, dated January 10, 2018, Supplement No. 18, dated January 24, 2018, Supplement No. 19, dated January 31, 2018, and Supplement No. 20, dated February 14, 2018. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Effective immediately, Nate Burns has been added as a portfolio manager for the Company.

Management of the Company – Portfolio Manager

Effective immediately, the section of the Prospectus entitled “Management of the Company – Portfolio Manager” beginning on page 113 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Our portfolio managers are James Dondero, Michael Gregory and Nate Burns. Their investment decisions are not subject to the oversight, approval or ratification of a committee.

Name	Title	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James Dondero	President	Since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Chairman of the Board of NexPoint Residential Trust, Inc. since May 2015; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of Highland Funds I (“HFI”); President of NexPoint Real Estate Advisors, L.P. since May 2015; President of NexPoint Real Estate Advisors II, L.P. since June 2016; President and Portfolio Manager of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund, NexPoint Opportunistic Credit Fund and NexPoint Real Estate Strategies Fund since 2016; and a Portfolio Manager of NexPoint Capital since 2014.

Michael Gregory	Managing Director and Head of Healthcare	Since 2014	Managing Director and Head of Healthcare Credit and Healthcare Long/Short Equity investment strategies; Portfolio Manager of Highland Long/Short Healthcare Fund (series of HFI) since May 2010 and Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (each a series of HFII) from July 2015 to March 2018 and from January 2016 to March 2018, respectively.

Nate Burns	Managing Director	Since 2018	Mr. Burns is a Managing Director at Highland Capital Management, L.P. and is a Portfolio Manager at NexPoint Advisors, L.P. Prior to joining Highland in 2013, he was an Associate at Ripplewood Holdings, a global private equity firm focused on control-oriented buyout, distressed and special situations investments. Prior to joining Ripplewood, he was an Analyst in the Global Technology Mergers & Acquisitions group at Lehman Brothers. Mr. Burns received a B.S. in Analytical Finance and Economics, summa cum laude and Phi Beta Kappa, from Wake Forest University and an MBA, with Dean’s Honors and Distinction, from Columbia Business School. Mr. Burns is a holder of the right to use the Chartered Financial Analyst designation.

As of December 31, 2017, the portfolio managers managed the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
James Dondero
Registered investment companies	9	$1,615	1	$95
Other pooled investment vehicles	2	$655	2	$655
Other accounts	0	$0	0	$0

Michael Gregory
Registered investment companies	6	$681	0	$0
Other pooled investment vehicles	1	$7	1	$7
Other accounts	0	$0	0	$0

Nate Burns
Registered investment companies	1	$95	1	$95
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Effective immediately, the last paragraph and table under the section entitled “Control Persons and Principal Stockholders” on page 121 of the Prospectus are deleted in their entirety and replaced with the following:

The table below shows the dollar range of shares of common stock beneficially owned by each of our portfolio managers after giving effect to the private placement as of December 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in NexPoint Capital (1)
James Dondero	Over $1 million
Michael Gregory	None
Nate Burns(2)	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.
(2)	As of February 28, 2018.

NEX-SUPP21-0318